EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND

EATON VANCE ATLANTA CAPITAL SELECT EQUITY FUND

EATON VANCE ATLANTA CAPITAL SMID-CAP FUND

Supplement to Statement of Additional Information dated February 1, 2021

The following replaces the first paragraph and table in “Share Ownership.” under “Management and Organization”:

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in the Eaton Vance family of funds overseen by the Trustee as of December 31, 2020.

Dollar Range of Equity Securities Beneficially Owned by
Fund Name	Thomas E. Faust Jr.(1)	Mark R. Fetting(2)	Cynthia E. Frost(2)	George J. Gorman(2)	Valerie A. Mosley(2)	William H. Park(2)	Helen Frame Peters(2)	Keith Quinton(2)	Marcus L. Smith(2)	Susan J. Sutherland(2)	Scott E. Wennerholm(2)
Focused Growth Fund	None	None	None	None	None	None	None	None	None	Over $100,000(3)	None
Select Equity Fund	None	None	None	$50,001 - $100,000	Over $100,000	None	Over $100,000	None	None	None	None
SMID-Cap Fund	None	None	None	None	None	None	Over $100,000	None	Over $100,000	None	None
Aggregate Dollar Range of Equity Securities Beneficially Owned in all Registered Funds Overseen by Trustee in the Eaton Vance Family of Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000(3)	Over $100,000(3)
(1)	Interested Trustee.
(2)	Noninterested Trustees.
(3)	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

February 9, 2021